UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): December 14, 2005

SLM Student Loan Trust 2005-10, as the Issuer

(Exact name of registrant as specified in its charter)

DELAWARE	333-103545	57-1176559
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of principal executive offices)

Registrant’s telephone number including are code: (703)984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2005-10.

Effective as of October 25, 2005, SLM Funding LLC (“SLM Funding”) and Chase Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”), executed and delivered the Trust Agreement dated as of October 25, 2005 pursuant to which the SLM Student Loan Trust 2005-10 (the “Trust”) was formed.

On December 6, 2005, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), SLM Corporation and Banc of America Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, acting on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”), executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

On December 14, 2005, SLM Funding, the Eligible Lender Trustee and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) executed and delivered the Amended and Restated Trust Agreement dated as of December 14, 2005.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of December 14, 2005, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for SLM Funding (the “SLM Funding Interim Eligible Lender Trustee”) and ECFC; (b) the Purchase Agreement, dated as of December 14, 2005, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for VG Funding (the “VG Funding Interim Eligible Lender Trustee”), SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (c) the Interim Trust Agreement, dated as of December 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (d) the Interim Trust Agreement, dated as of December 1, 2005, by and between VG Funding and the VG Funding Interim Eligible Lender Trustee; (e) the Indenture, dated as of December 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of December 14, 2005, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (g) the Administration Agreement, dated as of December 14, 2005, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; and (h) the Servicing Agreement, dated as of December 14, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On December 14, 2005, the Trust issued $3,027,310,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase $3,021,991,509.50 of student loans originated under the Federal Family Education Loan Program.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated December 6, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated December 6, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of December 14, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of December 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of December 1, 2005, by and between VG Funding, LLC and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of December 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of December 14, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of December 14, 2005, by and among VG Funding, LLC, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of December 14, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of December 14, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of December 14, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2005	SLM STUDENT LOAN TRUST 2005-10

	By:	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated December 6, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated December 6, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of December 14, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of December 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of December 1, 2005, by and between VG Funding, LLC and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of December 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of December 14, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of December 14, 2005, by and among VG Funding, LLC, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of December 14, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of December 14, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of December 14, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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